SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2000
                                                          -------------

                               NOVOSTE CORPORATION
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------

             Florida                   0-20727                 59-2787476
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   (State or other jurisdiction     (Commission                (IRS Employer
         of incorporation)           File Number)             Identification)

                  3890 Steve Reynolds Blvd., Norcross, GA     30093
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               (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (770) 717-0904
                                                           --------------

          (Former name or former address, if changed since last report)

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Item 5. Other Events

      On July 25, 2000, the Registrant issued a press release announcing that the Food and Drug Administration (FDA) has scheduled a meeting of its Circulatory System Devices Panel with the Registrant for September 11, 2000. The panel, comprised of independent medical experts, will provide advice and make a recommendation to the FDA whether the Registrant's Beta-Cath(TM) System should be approved for commercial sale in the United States. There can be no assurance that the Registrant will receive the FDA approval that is required to market the Beta-Cath(TM) System in the United States. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibit 99.1 Press Release dated July 25, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 31, 2000


                                           NOVOSTE CORPORATION
                                           -------------------
                                               (Registrant)


                                       By: /s/ WILLIAM A. HAWKINS
                                           ----------------------
                                           William A. Hawkins
                                           Chief Executive Officer